INVESTMENT IN FINANCE LEASE	12 Months Ended
Dec. 31, 2016
INVESTMENT IN FINANCE LEASE [Abstract]
INVESTMENT IN FINANCE LEASE
3.	INVESTMENT IN FINANCE LEASE

At December 31, 2016 and 2015, the Company had one investment in finance lease. At December 31, 2016, the Company’s investment in finance lease was the result of an amendment to an existing operating lease which was then reclassified as a finance lease, resulting in a gain of $2.7 million. The implicit interest rate in this finance lease was 5%. At December 31, 2015, the Company’s investment in finance lease was attributable to one aircraft, which was then sold in 2016, recognizing a $4.2 million gain on sale of aircraft. The implicit interest rate in this finance lease was 10%. During the years ended December 31, 2016 and 2015, the Company recognized finance lease income totaling $2.1 million and $0.3 million, respectively.

The Company’s net investment in finance lease consisted of the following (dollars in thousands):

	December 31, 2016	December 31, 2015
Total minimum lease payments receivable	$15,080	$45,901
Estimated unguaranteed residual value of leased asset	4,227	15,000
Unearned finance income	(4,212)	(26,023)
Net Investment in Finance Lease	$15,095	$34,878

Presented below are the contracted future minimum rental payments due under non-cancellable finance lease, as of December 31, 2016.

Year ending December 31,	(Dollars in thousands)
2017	$1,880
2018	1,800
2019	1,800
2020	1,800
2021	1,800
Thereafter	6,000
Future minimum rental payments under finance lease	$15,080